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TEXAS INDUSTRIES, INC.

(Name of Registrant as Specified in Its Charter)

SHAMROCK ACTIVIST VALUE FUND, L.P.

SHAMROCK ACTIVIST VALUE FUND IV, L.P.

STANLEY P. GOLD

DENNIS A. JOHNSON

SHAMROCK ACTIVIST VALUE FUND GP, L.L.C.

SHAMROCK PARTNERS ACTIVIST VALUE FUND, L.L.C.

MARJORIE L. BOWEN

GARY L. PECHOTA

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Shamrock Capital Advisors, Inc. July 2009 Investor Presentation Regarding Texas Industries, Inc. (NYSE: TXI)

Shamrock Activist Value Fund, L.P. is nominating three candidates to replace management’s nominees at the 2009 annual meeting because we believe that TXI is substantially undervalued due to operational underperformance caused by an entrenched board exercising weak oversight:
•
TXI has attractive assets in two of the most strategically important cement markets in the United States – Texas and California
•
Management has failed to unlock what we believe to be TXI’s intrinsic value

Purpose
Our nominees are focused on improving management oversight and governance practices intended to improve shareholder value and operational performance

We believe TXI is undervalued because:
TXI has a history of underperformance
•
TXI operating margins and return on invested capital consistently lag peers
•
TXI stock has underperformed its peers
•
We believe a pattern of over-promising and under-delivering has reduced credibility and may be a factor in TXI trading at a discount to its peers
Board’s interests are not sufficiently aligned with TXI’s shareholders
•
The board implemented a “poison pill” without shareholder approval
•
The Company’s board nominees received very high “withhold” votes in 2007 and 2008, evidencing widespread stockholder discontent
•
Although the board and management own only 1.4% of the shares outstanding, they have implemented substantial antitakeover provisions that in our view do not promote shareholder value
•
While TXI consistently underperformed, senior management’s pay grew at a
+25% compound annual growth rate over the last 5 years

Make operational improvements
•
Our nominees will seek improvements to returns on invested capital and operating margins
Promote accountability
•
Our nominees will call for strict management accountability to adequately improve operations and link management pay to performance
Review strategic alternatives
•
Our nominees will encourage the board to:
— Perform a comprehensive strategic review
— Carefully consider all capital allocation decisions
Recommend corporate governance improvements
•
Annual elections for all directors
•
Majority voting standard in uncontested director elections
•
Require shareholder approval of any “poison pill”
•
Eliminate all supermajority shareholder voting provisions from certificate of incorporation and bylaws
•
Provide shareholders the right to call special meetings and act by written consent
•
Annual shareholder advisory vote on compensation

Shamrock nominees will seek to:

Shamrock Capital Advisors, Inc. - Overview
•
Shamrock Capital Advisors, Inc. (“SCA”) is the manager of Shamrock
Activist Value Fund, L.P. and its parallel fund, Shamrock Activist Value Fund
IV, L.P., (collectively the “Shamrock Activist Value Fund”, or “SAVF”).  SCA
is a subsidiary of Shamrock Holdings, Inc.
•
SCA manages funds with 5 distinct strategies with total capital under management of $1.8 billion
•
The Shamrock Activist Value Fund holds 2.8 million shares of TXI, representing approximately 10.2% of the outstanding TXI common stock
•
The Shamrock Activist Value Fund combines a deep value focus with shareholder activism
•
The Shamrock Activist Value Fund has $800 million in committed capital from major public pension funds and the Roy E. Disney family

TXI’s history of underperformance 6

(1)
TSR is total shareholder returns, cumulative and dividend adjusted, for periods ending 7/10/09.
(2)
TXI returns assume that Chaparral Steel spin-off shares were sold after the spin-off for $18.40 per share and the proceeds were reinvested in TXI stock.
(3)
Peer group (VMC, MLM, EXP) is used by TXI Compensation Committee in determining director compensation as per
2008 TXI proxy statement.  Peer group returns calculated as market capitalization weighted index.
Source: Capital IQ as of 7/10/09.
TXI’s stock has underperformed its peers over multiple
periods
TXI Historical Stock Performance Summary
(37%)
(43%)
3%
19%
(17%)
(32%)
24%
28%
(50%)
(40%)
(30%)
(20%)
(10%)
0%
10%
20%
30%
40%
1-YR TSR 3-YR TSR 5-YR TSR 10-YR TSR
TXI Peer Group
(3)
(1)
(2)

TXI margins are among the lowest in its industry…
LTM EBIT Margins
Source: Capital IQ.  5-year average EBIT margin is average of last 5 calendar years.
We believe TXI’s low relative margins illustrate the need for better board oversight
5-Year Average EBIT Margins
0% 5% 10% 15% 20%
Mitsubishi Materials
Texas Industries
CRH
Eagle Materials
Vulcan Materials
Italcementi
CEMEX
Holcim
HeidelbergCement
Martin
Marietta Materials
Titan Cement
Buzzi Unicem
Cementos
Portland Valderrivas
Lafarge
0% 5% 10% 15% 20% 25%
Mitsubishi Materials
Texas Industries
CRH
HeidelbergCement
Italcementi
CEMEX
Martin
Marietta Materials
Vulcan Materials
Lafarge
Holcim
Buzzi Unicem
Eagle Materials
Cementos
Portland Valderrivas
Titan Cement

…and return on capital is also among the lowest in its
industry
LTM Return on Invested Capital
Source: Capital IQ.  ROIC is net operating profit after taxes divided by average invested capital.
5-year average ROIC is average of last 5 calendar years.
We believe TXI management and board have made poor capital
allocation decisions, as illustrated by the Company’s low relative ROIC
5-Year Average Return on Invested Capital
0% 2% 4% 6% 8% 10%
Mitsubishi Materials
Texas Industries
Vulcan Materials
CEMEX
Eagle Materials
Cementos
Portland Valderrivas
Italcementi
Holcim
HeidelbergCement
Lafarge
Titan Cement
CRH
Martin
Marietta Materials
Buzzi Unicem
0% 5% 10% 15% 20%
Mitsubishi Materials
Texas Industries
HeidelbergCement
CEMEX
Holcim
Lafarge
Italcementi
CRH
Cementos
Portland Valderrivas
Vulcan Materials
Martin
Marietta Materials
Buzzi Unicem
Titan Cement
Eagle Materials

Board has authorized management to spend $782 million on
expansion projects that have yielded no incremental earnings
(1)
Company estimate as of May 2009 construction halt. Hunter expansion is halted indefinitely.
(2)
SAVF estimates.  Hunter expansion has not been completed so no additional production has come on line.
Oro Grande plant is running at breakeven according to Company.
Source: SEC filings, TXI earnings conference call transcripts.
$427 million spent on Oro Grande expansion (2005-2008)
$300 million spent on suspended Hunter expansion (2007-2009)
(1)
+
$0 in incremental earnings
(2)
$55 million of capitalized interest (2005-2009)
+

•
TXI misjudged declining cement demand in its markets and was slow to change course in response to the construction downturn
•
While the competition was focusing on conserving capital and preserving balance sheet flexibility, TXI incurred substantial leverage and continued to expend significant cash on expansion projects
•
TXI spent to expand production capacity into the downturn, only to suspend the Hunter expansion project after spending $300 million without realizing any additional production capacity
•
TXI has been slow to right-size its cost structure to match operating costs with demand
TXI has misjudged the downturn in demand

(1)
Total cash compensation equals sum of salary, bonus and LTIP payout.  Top 5 officers as per proxy in each fiscal year.
Source: TXI proxy filings.
Despite poor performance, management’s compensation
has grown at a 25% CAGR over a five year period
CAGR
+25%
+20%
+36%
$1.7
$2.7
$2.7
$3.8
$5.7
$5.2
$0
$1
$2
$3
$4
$5
$6
$7
FY 2003 FY 2004 FY 2005 FY 2006 FY 2007 FY 2008
TXI Top 5 Officers Total Cash Compensation ($ in millions)
(1)
CEO Officers ex. CEO
The board has rewarded management with pay raises despite
underperformance
$0.5
$1.1
$0.9
$1.4
$2.4
$2.2
$1.2
$1.6
$1.9
$2.4
$3.3
$3.0

Current (1)
5-Year Average

Current (1)
5-Year Average (2)

0.0x 5.0x 10.0x 15.0x 20.0x 25.0x

(1)
VMC currently has negative EPS and tangible book value.
(2)
VMC 5-year average P/TBV is not meaningful (18.8x).
Source: Capital IQ as of 7/10/09.
TXI stock trades at a discount to its peers
TXI stock currently trades at the lowest multiples in its peer group
Price / EPS Price / Tangible Book Value
ROIC
2.8%
4.3%
8.1%
5.4%
10.6%
16.0%
9.4%
2.9%
ROIC
2.8%
4.3%
8.1%
5.4%
10.6%
16.0%
9.4%
2.9%
0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x
NM NM
NM
Materials
Vulcan Materials
Texas Industries
Martin Marietta
Materials
Eagle Materials
Martin Marietta
Vulcan Materials
Texas Industries
Eagle Materials Vulcan Materials
Texas Industries
Eagle Materials
Martin Marietta
Materials
Vulcan Materials
Texas Industries
Eagle Materials
Martin Marietta
Materials

Board and management interests are not sufficiently aligned with shareholder interests 14

Classified board All directors should be elected annually
Plurality voting in director elections
Majority vote in all uncontested director
elections
“Poison pill” implemented by board
without shareholder approval
No active poison pill in place without
shareholder approval
Supermajority shareholder voting
standards
Simple majority voting on all
shareholder matters
Shareholders cannot call a special
meeting or act by written consent
Shareholders should have the right to
call special meetings and act by written
consent
No shareholder “say on pay”
Annual shareholder advisory vote on
compensation
Not transparently communicating
regarding high withhold votes in
director elections
Communicate clearly with shareholders
regarding the source of discontent and
plans to remedy problems
Our nominees will advocate improved corporate governance practices at TXI
Current policy SAVF Recommendation
TXI should improve its corporate governance policies

Is the board listening to shareholders?
Proxy
Year
Mel G.
Brekhus
David S.
Coats
Gordon E.
Forward
Keith W.
Hughes
Henry H.
Mauz, Jr.
Thomas R.
Ransdell
Robert D.
Rogers
Ronald G.
Steinhart
2008 49% 49%
2007 24% 25% 1%
2006 7% 2% 2%
2005 2% 2%
2004 10% 10%
2003 1% 1% 1%
2001 15%
Tenure
(2)
5 4 18 6 6 4 39 2
% Votes withheld
(1)
(1)
Eugenio R. Clariond is not shown as he was appointed without a shareholder vote on January 15, 2009, after the 2008 annual meeting, to replace Robert Alpert, who retired after 33 years on the board.
(2)
Per 2008 TXI proxy statement.
How has the board responded to high withhold votes at the 2007 and
2008 annual meetings?

The interests of TXI’s Directors and Management are not
sufficiently aligned with shareholders
(1)
As per 2008 TXI proxy statement.
Low stock ownership
•
Only 1.4% of outstanding stock owned by full board and Top 5 management
(1)
•
Only 0.1% of outstanding stock owned by all incumbents up for re-election
Pay not linked to performance
•
Top 5 managers got substantial raises in cash compensation over the past 5 years, regardless of poor performance
Succession planning
•
Long-term, insular network of directors
Poison Pill, Classified Board and Plurality Voting in Director Elections
•
Can be misused to protect incumbents and preserve status quo
•
May preclude or discourage value maximizing transactions such as premium price acquisitions

Shamrock nominees 18

Enhance oversight of operational performance
•
Gary L. Pechota has over 18 years experience in cement operations as CEO of
Giant Cement Holding, Inc. (1994-2001), President of Giant Group Ltd.’s cement operations
(Keystone Cement Company from 1992-1994 and Giant Cement Company from 1993-
1994) and CEO of Dacotah Cement (1983-1992)
•
Transformed Giant Group Ltd.’s cement operations from nearly-insolvent cement producer to a successful diversified building products firm
•
Giant Cement Holding recognized as one of Forbes Best Small Companies in 1999 based on five-year financial performance
•
Successfully sold Giant Cement Holding to Cementos Portland, generating a 120% return for investors
Currently, none of TXI’s non-management directors has hands-on cement operations experience
Review strategic alternatives and capital allocation policies
•
Marjorie L. Bowen has 20 years experience as an investment banker with Houlihan
Lokey Howard and Zukin advising boards of public companies on transactions, strategic alternatives and capital allocation decisions
•
Member of Financial Advisory Services Committee
•
National Director of Houlihan’s fairness opinion practice

Shamrock’s nominees are qualified to address key
concerns

Improve corporate governance
•
Dennis A. Johnson is a Senior Portfolio Manager for Shamrock Activist Value
Fund
•
Member SEC Investor Advisory Committee
•
Former Chairman of the Council of Institutional Investors
•
Prior to Shamrock, Senior Portfolio Manager in charge of all global corporate governance activities for CalPERS

Shamrock’s nominees are qualified to address key
concerns

•
TXI’s underperformance must be addressed in order for the company to be optimally positioned to realize maximum value in the next cycle
•
Shareholders cannot afford the high cost of continuing the status quo
•
Our nominees will seek to:
Improve operational performance
Promote a culture of accountability
Evaluate strategic alternatives
Improve corporate governance

We believe now is the time for change at TXI
We seek to maximize value for all shareholders of TXI

).

Shamrock Activist Value Fund, L.P., a Delaware limited partnership and its parallel fund,
Shamrock Activist Value Fund IV, L.P., a Delaware limited partnership (collectively, the
“Shamrock Activist Value Fund”), intend to file a proxy statement and related materials with the Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies to elect Shamrock Activist Value Fund, L.P.’s nominees to the Board of Directors of Texas
Industries, Inc. at the 2009 Annual Meeting of Shareholders (the “2009 Annual Meeting”
The Shamrock Activist Value Fund urges all Texas Industries shareholders to read the Shamrock
Activist Value Fund’s proxy statement and other publicly-filed proxy materials as they become available, because they will contain important information.
The Shamrock Activist Value Fund, Marjorie L. Bowen, Dennis A. Johnson, Gary L. Pechota,
Stanley P. Gold, Shamrock Activist Value Fund GP, L.L.C. and Shamrock Partners Activist Value
Fund, L.L.C. are participants (collectively, the “Participants”) in the solicitation of proxies for use at the 2009 Annual Meeting.  Information regarding the Participants is contained in the
Shamrock Activist Value Fund’s Soliciting Materials filed pursuant to Rule 14a-12 in connection with the proposed solicitation (the “14a-12 Filings”) and in its filings on Schedule 13D relating to its investment in Texas Industries, Inc. (the “13D Filings”).  Information regarding the
Participants also will be included in the Shamrock Activist Value Fund’s proxy materials for the
2009 Annual Meeting.  The 14a-12 Filings, 13D Filings and all proxy materials filed by the
Shamrock Activist Value Fund with the SEC will be available without charge at the SEC’s website at www.sec.gov.  In addition, the Shamrock Activist Value Fund will provide copies of its definitive proxy materials for the 2009 Annual Meeting without charge upon request.  Except as disclosed in the 14a-12 Filings and 13D Filings, none of the Participants has a direct or indirect interest, by security holdings or otherwise, in the matters subject to the Shamrock Activist Value
Fund’s proxy solicitation.